UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2022

CASPER SLEEP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39214	46-3987647
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three World Trade Center
175 Greenwich Street, Floor 40
New York, NY 10007
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (347) 941-1871

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000001 per share	CSPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Litigation Related to the Transaction

On December 14, 2021, Casper Sleep Inc. (“Casper” or the “Company”) filed a Definitive Proxy Statement on Schedule 14A with the Securities and Exchange Commission (“SEC”) in connection with the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) dated as of November 14, 2021, by and among Marlin Parent, Inc., a Delaware corporation (“Parent”), Marlin Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Casper.  Parent and Merger Sub are each subsidiaries of Durational Consumer SPV IV, LP (the “Durational Vehicle”), an investment vehicle managed by Durational Capital Management, LP (“Durational”), a U.S.-based private equity firm.  Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Casper and the separate corporate existence of Merger Sub will cease, with Casper continuing as the surviving corporation (the “Merger”) and a wholly-owned subsidiary of Parent.  The special meeting of Casper stockholders (the “Special Meeting”) will be held virtually on January 19, 2022, at 10:00 a.m. Eastern Time, to act on the proposal to adopt the Merger Agreement, as disclosed in the Definitive Proxy Statement.

Between December 9 and December 28, 2021, eleven lawsuits were filed against Casper and its directors: Agyekum v. Casper Sleep Inc., et al., 1:21-cv-10913 in the United States District Court for the Southern District of New York; Ciccotelli v. Casper Sleep Inc. et al., 2:21-cv-05612 in the United States District Court for the Eastern District of Pennsylvania; Jones v. Casper Sleep Inc. et al., 1:21-cv-11105 in the United States District Court for the Southern District of New York; Justice v. Casper Sleep Inc., et al., 1:21-cv-01767 in the United States District Court for the District of Delaware; Keel v. Casper Sleep Inc., et al., 1:21-cv-10546  in the United States District Court for the Southern District of New York; Lawrence v. Casper Sleep Inc., et al., 1:21-cv-01805 in the United States District Court for the District of Delaware; McPherson v. Casper Sleep Inc., et al., 1:21-cv-07107  in the United States District Court for the Eastern District of New York; Munoz v. Casper Sleep Inc., et al., 1:21-cv-10881  in the United States District Court for the Southern District of New York; O’Neill v. Casper Sleep Inc., et al., 1:21-cv-01803  in the United States District Court for the District of Delaware; Robles v. Casper Sleep Inc. et al., 1:21-cv-10547 in the United States District Court for the Southern District of New York; and Schumacher v. Casper Sleep Inc., et al., 1:21-cv-1772 in the United States District Court for the District of Delaware.

The complaints each allege that the Preliminary Proxy Statement filed on December 3, 2021 and/or the Definitive Proxy Statement filed on December 14, 2021 omitted material information that rendered them false and misleading.  As a result of the alleged omissions, the lawsuits seek to hold Casper and its directors liable for violating Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder, and additionally seek to hold Casper’s directors liable as control persons pursuant to Section 20(a) of the Exchange Act.  Each complaint seeks, among other relief, an injunction preventing the closing of the merger, rescission of the merger agreement or any of its terms to the extent already implemented or awarding of rescissory damages, damages, and an award of attorneys’ and experts’ fees.

Casper believes that the lawsuits are without merit and that no supplemental disclosures are required under applicable law.  However, in order to avoid nuisance, potential expense and delay from the lawsuits and to provide additional information to the stockholders of Casper and without admitting any liability or wrongdoing, Casper has determined to voluntarily supplement the Definitive Proxy Statement with the disclosures set forth herein.  Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein.  Casper specifically takes the position that no further disclosure of any kind is required to supplement the Definitive Proxy Statement under applicable law.

Supplement to Proxy Statement

The following supplemental disclosures should be reviewed in conjunction with the disclosures in the Definitive Proxy Statement, which should be carefully read in its entirety.  To the extent information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information contained herein supersedes the information contained in the Definitive Proxy Statement.  Any defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement.

The below supplemental disclosure replaces the last paragraph on page 28 of the Proxy and contained under the heading “Events Leading Up to the Merger Agreement”:

During the period beginning on September 10, 2021, and continuing until October 19, 2021, at the direction of the Board of Directors, representatives of Jefferies contacted 25 potential counterparties, including 6 potential strategic counterparties and 19 financial sponsors, including Durational, to solicit interest in a potential acquisition of or debt or equity financing of Casper (a “Potential Transaction”).  Of these parties (i) 16 parties indicated to representatives of Jefferies that they were not interested in a potential transaction involving Casper following initial contact, and informed representatives of Jefferies that they were not interested in pursuing a transaction either because Casper was too small and did not present a perceived attractive investment scenario or that they were not interested in pursuing a transaction with Casper at that time, or they did not provide a reason for their decision not to pursue a potential transaction, and (ii) 9 parties, including 2 financial sponsors (“Party A” and “Party B”), executed non-disclosure agreements with Casper that included a “standstill” provision.  Six of the non-disclosure agreements contained language that the standstill provision would fall-away upon the entry or public announcement of certain acquisition transactions.  Three of the non-disclosure agreements, including the agreement with Party A and one with a financial sponsor that was executed on August 25, 2021, did not contain fall-away provisions but allowed the potential financing-source counterparty to approach the Board of Directors with a potential equity bid.  Ultimately, none of the 9 non-disclosure agreement counterparties submitted a proposal to acquire Casper.  At the direction of the Board of Directors, representatives of Jefferies sent process letters to the 5 parties that had executed confidentiality agreements with Casper and expressed continued interest (including Party A and Party B but excluding Durational), inviting them to submit non-binding proposals for a Potential Transaction by October 19, 2021.  The letters stated that all proposals should include an indication of the purchase price, or the commitment amount the bidder would be prepared to pay or provide for a Potential Transaction, to specify the bidder’s proposed form of consideration or commitment amount, key conditions and assumptions, proposed financing sources, required approvals, anticipated timing, due diligence requirements and proposed Potential Transaction structure.

The below supplemental disclosure replaces the disclosure on page 43 of the Definitive Proxy Statement under the heading “Discounted Cash Flow Analysis”:

Jefferies performed a discounted cash flow analysis of Casper by calculating the estimated present value of the stand-alone unlevered, after-tax free cash flows that Casper was forecasted to generate during the calendar years ending December 31, 2022 through December 31, 2026 based on the Casper Forecasts.  The terminal values of Casper were calculated by applying a selected range of perpetuity growth rates of 2% to 4% to Casper’s estimated unlevered free cash flows for the calendar year ending December 31, 2026 (including normalized levels of capital expenditures, working capital and depreciation and amortization), based on the Casper Forecasts.  The present values of the unlevered free cash flows and terminal values were then calculated using a selected discount rate range of 16.25% to 17.75%, based on an estimate of Casper’s weighted average cost of capital, to determine a range of implied enterprise values for Casper.  Jefferies then added the present value of Casper’s net operating losses, calculated using a discount rate of 19.0% based on an estimate of Casper’s cost of equity, and subtracted Casper’s projected net debt as of December 31, 2021 of $8 million (excluding any adjustment for extended payables), as provided by Company management, to calculate a range of implied equity values, and divided the result by the number of fully diluted Casper common stock shares outstanding to calculate a range of implied per share equity values for Casper. This analysis indicated a reference range of implied per share equity values of $5.00 to $6.70 per share, as compared to the Per Share Merger Consideration of $6.90 per share.

The below supplemental disclosure replaces the disclosure that begins with “Selected Public Companies Analysis” on page 43 and ends with “Selected Public Companies Analysis” on page 44 of the Definitive Proxy Statement:

Jefferies reviewed publicly available financial, stock market and operating information of Casper and ten selected publicly traded companies in the mattress, home furnishing, and e-commerce industries that Jefferies considered generally relevant for purposes of its analysis, which are collectively referred to as the “selected companies.”

Jefferies reviewed, among other information and to the extent publicly available, enterprise values of the selected companies, calculated as fully diluted equity values based on closing stock prices on November 12, 2021, plus total debt, preferred equity and non-controlling interests, minus cash and cash equivalents, as a multiple of each such company’s estimated earnings before interest, taxes, depreciation and amortization, and excluding stock-based compensation expense (“Adjusted EBITDA”), for the fiscal year 2023, which we refer to as FY 2023E.  Financial data of the selected companies were based on publicly available research analysts’ estimates, public filings and other publicly available information.

The selected companies and the financial data reviewed included the following:

Selected Public Companies Analysis

Company	Enterprise Value / FY 2023E EBITDA
Mattress
Purple Innovation, Inc.	8.7x
Sleep Number Corporation	6.9x
Tempur Sealy International, Inc.	8.2x
Home Furnishing
Ethan Allen Interiors, Inc.	N/A
Kirkland’s, Inc.	N/A
RH (formerly Restoration Hardware, Inc.)	14.7x
Wayfair, Inc.	29.0x
Williams-Sonoma, Inc.	9.7x
e-Commerce
Blue Apron Holdings, Inc.	NM
Made.com Group plc	14.2x
Note:  “N/A” means not available.  “NM” means not meaningful because the multiple is less than 0.0x.

The multiple ranges for the selected companies were as follows:

Participants in the Solicitation

Casper and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.

Information regarding Casper’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Casper’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 27, 2021 and in the Definitive Proxy Statement.  Casper stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Casper’s directors and executive officers in the transaction, which may be different than those of Casper stockholders generally, by reading the Definitive Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statements Regarding Forward-Looking Information

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts, and may relate to future events or the Company’s anticipated results, business strategies or capital requirements, among other things, all of which involve risks and uncertainties. You can identify many (but not all) such forward-looking statements by looking for words such as “assumes,” “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “seeks,” “intends,” “plans,” “could,” “would,” “may” or other similar expressions. Important factors which could cause actual results to differ materially from those in the forward-looking statements, include, but are not limited to, risks related to the ability of the Company to consummate the proposed transaction with Durational on a timely basis or at all, including: the satisfaction of the conditions precedent to consummation of the proposed transaction; the Company’s ability to secure regulatory approvals on the terms expected in a timely manner or at all; the risk of disruption from the transaction making it more difficult to maintain business and operational relationships; the risk of negative side effects of the announcement or the consummation of the proposed transaction on the market price of the Company’s common stock or on the Company’s operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transaction; and competitive factors, including competitive responses to the transaction and changes in the competitive environment, pricing changes and increased competition. Matters described in forward-looking statements may also be affected by other known and unknown risks, trends, uncertainties and factors, many of which are beyond the Company’s ability to control or predict.

Further information on these and other risk and uncertainties relating to the Company can be found in its reports on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the SEC from time to time and which are available at www.sec.gov. These documents are available under the SEC filings heading of the Investors section of the Company’s website at https://ir.casper.com/.

The forward-looking statements included in this report are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASPER SLEEP INC.

	By:	/s/ Michael Monahan
Name: Michael Monahan
Title: Chief Financial Officer and Secretary

Dated: January 11, 2022